UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              -----------------------------------------------------

                                    FORM 8-K
              -----------------------------------------------------



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



           MARYLAND 1-13589 36-4173047 (State or other jurisdiction of
                            (Commission File (I.R.S.
                                    Employer
           incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.


On October 29, 2003, Prime Group Realty Trust (the "Company") issued a Press Release announcing that Richard M. FitzPatrick has been named Executive Vice President and Chief Financial Officer of the Company. A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
      (c)  Exhibits:

             Exhibit
               No.           Description

               99.1 Press Release of Prime Group Realty Trust dated October 29, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRIME GROUP REALTY TRUST


Dated: October 30, 2003             By:   /s/  Stephen J. Nardi
                                          ---------------------

                                          Stephen J. Nardi
                                          Chairman

                                                            EXHIBIT 99.1


                   Prime Group Realty Trust Names Chief Financial Officer

    CHICAGO--Oct. 29, 2003--Prime Group Realty Trust (NYSE:PGE; the "Company") announced today that Richard FitzPatrick has been named Executive Vice President and Chief Financial Officer. Mr. FitzPatrick formerly served as Chief Financial Officer of Omega Healthcare Investors, Inc., a real estate investment trust, with investments in 241 retirement facilities, and Chief Financial Officer of The Hampstead Group, LLC, a private equity management company with investments in real estate assets and operating businesses. He earned a Bachelor's Degree in Accounting and an MBA in Finance from DePaul University.

    "I am most pleased that Rich has joined our team as CFO. He is highly qualified and has a great depth of experience. I look forward to working with him in solving the challenges before us and reaching the goals we have set for the Company," stated Stephen J. Nardi, the Company's Chairman of the Board.

    About the Company

    Prime Group Realty Trust is a fully integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in metropolitan Chicago. The Company owns 13 office properties containing an aggregate of 5.5 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, the Company has joint venture interests in three office properties containing an aggregate of 2.8 million net rentable square feet and owns 232.4 acres of developable land.

    This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.


    CONTACT: Prime Group Realty Trust
             Stephen J. Nardi, 312-917-1300